Personnel expenses	12 Months Ended
Dec. 31, 2021
Personnel expenses
Personnel expenses

17. Personnel expenses

Personnel expenses included in cost of sales, research and development, and selling and administrative expenses are comprised of the following:

PERSONNEL EXPENSES

	Year Ended December 31,
	2021	2020	2019

	(€ in thousands)
Wages and salaries	11,490	11,568	13,885
Employee stock option plan	304	671	671
Social security contributions	2,391	2,289	2,710
Total	14,185	14,528	17,266

voxeljet AG offers to its employees a defined contribution plan called “MetallRente”. The contributions paid by the Company amounted to kEUR 59, kEUR 65 and kEUR 66 for the years ended December 31, 2021, 2020 and 2019, respectively and is presented within social security contributions. The employer’s contribution into the mandatory defined contribution plan (publicly administered contribution plan) amounted to kEUR 719, kEUR 754 and kEUR 889 for the years ended December 31, 2021, 2020, and 2019, respectively.